EXHIBIT INDEX

Exhibit Number
24.1
Powers of Attorney authorizing certain persons to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of certain directors and officers of Registrant, filed as Exhibit 24 to the Company's Form S-8 filed with the Securities and Exchange Commission on February 8, 2013, is incorporated herein by reference.